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                                                                  EXHIBIT 10.18

                      FIRST AMENDMENT TO LOAN AGREEMENT

         FIRST AMENDMENT TO LOAN AGREEMENT made as of September 22, 1998, among TOREADOR ROYALTY CORPORATION, a Delaware corporation, TOREADOR EXPLORATION & PRODUCTION INC., a Texas corporation, and COMPASS BANK, a state banking association (the "First Amendment").

                                R E C I T A L S

         A. Toreador Royalty Corporation and Toreador Exploration & Production Inc. (collectively, the "Borrowers") and Compass Bank (the "Lender") are parties to a Loan Agreement dated as of November 13, 1997 (the "Original Loan Agreement").

         B. The Borrowers have requested that the Lender modify the Original Loan Agreement to adjust the Borrowing Base (as therein defined) and to make certain other changes as are hereinafter set forth. The Lender is agreeable to such requests, subject to the terms and conditions hereof.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1.0 DEFINITIONS. The defined terms used herein shall have the same meanings as provided therefor in the Original Loan Agreement, unless the context hereof otherwise requires or provides. The term "Loan Agreement" means the Original Loan Agreement as amended by this First Amendment and as the same may hereafter be amended from time to time.

         2.0 BORROWING BASE. The parties agree that as of the date hereof the Borrowing Base shall be $3,500,000.

         3.0 AMENDMENTS TO ORIGINAL LOAN AGREEMENT. The parties agree that the Original Loan Agreement is hereby amended as follows:

                  (a) Section 2.6 is hereby amended by changing "$2,000,000" to "$1,500,000" on the second line thereof.

                  (b) The Determination Dates set forth in Section 3.1 are hereby changed from May 1 and November 1 of each year to February 1 and August 1 of each year. References in Section 3.2(a) to the Determination Date of May 1 shall mean the Determination Date of August 1, and references in Section 3.2(a) to the date of "April 1" shall mean "July 1". References in Section 3.2(b) to the Determination Date of November 1 shall mean February 1, and the date of "October 1" on the first line of Section 3.2(b) shall mean "January 1".

                  (c) Section 6.0 is hereby amended by adding thereto a new
         Section 6.11 which reads in its entirety as follows:


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                           "6.11 YEAR 2000. Notify Bank in the event either
                  Borrower discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its subsidiaries businesses and operations will not be Year 2000 compliant, except to the extent that the failure could not reasonably be expected to have a material adverse effect on the business, assets, liabilities, operations or condition (financial or otherwise) of either Borrower or the ability of either Borrower to perform its obligation under the Loan Documents."

                  (d) Section 8.0 is hereby amended by adding a new Section
         8.11 at the end thereof in its entirety as follows:

                           "8.11 YEAR 2000 PREPAREDNESS. Each Borrower has (i)
                  initiated a review and assessment of all areas within its business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the `Year 2000 Problem' (that is, the risk that computer applications used by each Borrower (or its suppliers, vendors and customers) may be unable to recognize and perform properly date sensitive functions involving certain dates prior to and after any date after December 31,
                  1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, each Borrower believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that the failure to do so could not reasonably be expected to have a material adverse effect on the business, assets, liabilities, operations or condition (financial or otherwise) of either Borrower or the ability of either Borrower to perform its obligation under the Loan Documents."

         4.0 CHANGE OF ADDRESS OF NOTICES TO BORROWERS. The new address for all notices to the Borrowers shall be 4809 Cole Avenue, Suite 108, Dallas, Texas 75205 (fax number 214-369-3183).

         5.0 REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this First Amendment, each Borrower represents and warrants as follows (which representations and warranties shall survive the execution and delivery hereof):

                  5.1 CORPORATE POWER AND AUTHORITY. Each Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of this First Amendment, and each Borrower has taken all necessary action (including, without limitation, any consent of shareholders required by law or by its articles of incorporation or bylaws) to authorize the execution and delivery of this First Amendment.

                  5.2 NO VIOLATION OF AGREEMENTS. Neither the execution nor the delivery of this First Amendment, nor the consummation of the transactions contemplated thereby, will contravene any


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         provision of applicable law or will conflict or be inconsistent with the terms, covenants and conditions to any agreement by which either Borrower is bound or to which either is a party.

                  5.3 ENFORCEABILITY. The First Amendment has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

                  5. 4 NO DEFAULTS. No Event of Default or potential Default exist.

         6.0 NO FURTHER AMENDMENTS. Except as previously amended in writing or as amended hereby, the Original Loan Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

         7.0 LIMITATION ON AGREEMENTS. The agreements and amendments set forth herein are limited precisely as written and shall not be deemed (a) to be a waiver or waivers of or a consent or a consents to or an amendment of any other term or condition in the Original Loan Agreement, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Original Loan Agreement or any of the Loan Documents or any of the other documents referred to therein. This First Amendment shall constitute a Loan Document for all purposes.

         8.0 SECTION 26.02 NOTICE. THIS WRITTEN AGREEMENT, TOGETHER WITH ALL OF THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This First Amendment, together with the other Loan Documents, embodies the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year first above written.

                                    TOREADOR ROYALTY CORPORATION

                                    By: /S/ G. THOMAS GRAVES III
                                        -------------------------------
                                        G. Thomas Graves III, President

                                    TOREADOR EXPLORATION & PRODUCTION INC.

                                    By: /S/ G. THOMAS GRAVES III
                                        -------------------------------
                                        G. Thomas Graves III, President

                                    COMPASS BANK

                                    By: /S/ CHRIS D. COWAN
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                                        Chris D. Cowan, Banking Officer